                                EXHIBIT 99.1

                          LETTER OF TRANSMITTAL

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON               , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

                INTERNATIONAL COMFORT PRODUCTS HOLDINGS, INC.
                          LETTER OF TRANSMITTAL
                  8-5/8% SERIES A SENIOR NOTES DUE 2008

TO: UNITED STATES TRUST COMPANY, THE EXCHANGE AGENT

By Registered or Certified Mail:         By Hand or Courier before 4:30 p.m.:
United States Trust Company of           United States Trust Company of
   New York                                 New York
P.O. Box 843 Cooper Station              111 Broadway
New York, New York 10276                 New York, New York 10006
Attention: Corporate Trust Services      Attention: Lower Level Corporate
                                                    Trust Window

By Facsimile:                            By Hand after 4:30 p.m. (on the
                                            Expiration Date Only) and By
                                            Overnight Courier:
United States Trust Company of           United States Trust Company of
   New York                                 New York
(212) 780-0592                           770 Broadway, 13th Floor
Attention: Customer Service              New York, New York 10003
Confirm by telephone: (800) 548-6565

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that the undersigned has received the
Prospectus, dated           , 1998, (the "Prospectus"), of International
Comfort Products Holdings, Inc. (the "Company") and International Comfort Products Corporation (the "Parent Guarantor") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 8-5/8% Series B Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 8-5/8% Series A Senior Notes due 2008 (the "Old Notes"), of which $150,000,000 aggregate principal amount is outstanding. Other capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     This Letter of Transmittal is to be used by holders of Old Notes (i) if certificate(s) representing the Old Notes are to be physically delivered herewith, or (ii) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures discussed in the Prospectus under the caption "Terms Of The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) if tender of Old Notes is to be made according to the guaranteed delivery procedures discussed in the Prospectus under the caption "Terms Of The Exchange Offer -- Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "holder" with respect to Old Notes in the Exchange Offer means any person (i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder, or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders of Old Notes who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

---------------------------------------------------------------------------

DESCRIPTION OF 8-5/8% SERIES A SENIOR NOTES DUE 2008 ("OLD NOTES") TENDERED
HEREWITH:

                             PRINCIPAL                  AGGREGATE PRINCIPAL
                             AMOUNT TENDERED            AMOUNT
                             (MUST BE IN                REPRESENTED BY
                             INTEGRAL                   CERTIFICATE(S)
NAME(S) AND ADDRESS(ES)      MULTIPLE OF                (PLEASE FILL IN
OF REGISTERED HOLDER(S)      $1,000*)                   CERTIFICATE NUMBERS*)
----------------------       ---------------            ---------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                                TOTAL:
                                                      -----------------------

*Need not be completed if Old Notes are being tendered by book-entry transfer. Unless indicated in the column labeled "Principal Amount Tendered," any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

If the space provided above is inadequate, list the principal amounts represented by certificate(s) of Old Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

----------------------------------------------------------------------------


LADIES AND GENTLEMEN:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificate(s) for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when such Old Notes are acquired by the Company. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY NEW NOTES ACQUIRED IN EXCHANGE FOR OLD NOTES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE HOLDER RECEIVING SUCH NEW NOTES, WHETHER OR NOT THE UNDERSIGNED, THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH NEW NOTES AND THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE," AS DEFINED UNDER RULE 405 OF THE SECURITIES ACT, OF THE COMPANY. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, the certificate(s) for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the caption "Special Payment Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. The undersigned understands that tenders of Old Notes pursuant to the procedures discussed under the caption "Terms Of The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under the caption "Special Payment Instructions," please issue the certificate(s) representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated herein under the caption "Special Delivery Instructions," please send the certificate(s) representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificate(s) for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown above in the box entitled "Description of 8-5/8% Series A Senior Notes due 2008", unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificate(s) representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send such certificate(s) to, the person(s) so indicated. The undersigned recognizes that, notwithstanding any information provided herein under the captions "Special Payment Instructions" and "Special Delivery Instructions," the Company has no obligation to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

     Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who, prior to the Expiration Date, cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent or cannot complete the procedure for book-entry transfer, may tender their Old Notes according to the guaranteed delivery procedures discussed in the Prospectus under the caption "Terms Of The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                   SPECIAL PAYMENT INSTRUCTIONS
                  (SEE INSTRUCTIONS 4, 5 AND 7)

     To be completed ONLY if certificate(s) for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Old Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account indicated below from which the Old Notes were tendered.

ISSUE CERTIFICATE(S) TO:

Name:
     -----------------------------------------------------------------------
                          (Please Print)
Address:
         -------------------------------------------------------------------
         -------------------------------------------------------------------
                        (Include Zip Code)

Social Security
or Employer Identification Number:
                                  --------------------------

     Credit unexchanged Old Notes delivered by book-entry transfer to an account maintained at DTC other than the account indicated below from which the Old Notes were tendered.

Book-entry Transfer Facility
Account Number, if applicable:
                              ------------------------------

                     SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if certificate(s) for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.


SEND TO :

Name:
     -----------------------------------------------------------------------
                          (Please Print)
Address:
         -------------------------------------------------------------------
         -------------------------------------------------------------------
                        (Include Zip Code)


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------

DTC Book-Entry Account No.:
                           -----------------------------------------------

Transaction Code No.:
                     -----------------------------------------------------


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                -------------------------------------------

Window Ticket Number (if any):
                              ---------------------------------------------

Date of Execution of Notice
of Guaranteed Delivery:
                       ----------------------------------------------------

Name of Institution
that guaranteed delivery:
                         --------------------------------------------------

IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:


Account Number:
               --------------------------------------------

Transaction Code Number:
                        -----------------------------------

[ ] CHECK HERE IF THE UNDERSIGNED IS A BROKER-DEALER AND WISHES TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


Name:
     -----------------------------------------------------------------------
                          (Please Print)
Address:
         -------------------------------------------------------------------
         -------------------------------------------------------------------
                        (Include Zip Code)

PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED
HEREBY.


---------------------------------------------------------
SIGNATURE(S) OF HOLDER(S)
OR AUTHORIZED SIGNATORY

Date:
     ----------------------------------------------------

Area Code and Telephone Number:
                               --------------------------


The above lines must be signed by the holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Notes, or by person(s) authorized to become holder(s) by a properly completed bond power from the holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
        --------------------------------------------------------------------
                          (Please Print)
Capacity:
         -------------------------------------------------------------------

Address:
         -------------------------------------------------------------------
         -------------------------------------------------------------------
                        (Include Zip Code)

SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:
(IF REQUIRED BY INSTRUCTION 4)

----------------------------------------------------------------------------
(Name of Firm)


----------------------------------------------------------------------------
(Authorized Signature)


----------------------------------------------------------------------------
(Title)

Date:                   , 1998
    --------------------

                                INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES.   The
tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder of such Old Notes and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that a holder of Old Notes use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to assure timely delivery. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who, prior to 5:00 P.M., New York City time, on the Expiration Date, cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent or cannot complete the procedure for book-entry transfer, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that falls within the definition of "Eligible Guarantor Institution" contained in Rule 17Ad-15 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"); (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer (or a confirmation of electronic delivery of book-entry transfer into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and
(iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic delivery of book-entry transfer into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "Terms Of The Exchange Offer -- Guaranteed Delivery

Procedures." Any holder of Old Notes who wishes to tender such holder's Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which any defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder(s) of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2.     MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.     Any tendering
holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     3.     PARTIAL TENDERS.     Tenders of Old Notes will be accepted only
in integral multiples of $1,000. If less than the entire principal amount of any Old Note is tendered, the tendering holder should fill in the principal amount tendered in the last column of the table entitled "Description of 8-5/8% Series A Senior Notes due 2008 Tendered Herewith" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the holder at such holder's registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, or credited to an appropriate account at DTC, if applicable, promptly after the Old Notes are accepted for exchange.

     4.     SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS; GUARANTEE OF SIGNATURES.     If this Letter of Transmittal (or
facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Notes, without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the holder(s) of the Old Notes tendered hereby and the certificate or certificates for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to such holder(s), such holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the holder(s) of the Old Notes tendered hereby, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name(s) of the registered holder(s) appear(s) on the Old Notes, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered herewith (which term, for these purposes, includes any participant in DTC whose name appears on a security position listing as the holder of such Old Notes) and such holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions"; or (ii) such Old Notes are tendered for the account of an Eligible Institution.

     5.     SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.     Tendering holders
should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named also must be indicated.

     6.    TAX IDENTIFICATION NUMBER.    Federal income tax law requires that
a holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number (the "TIN"), which, in the case of an exchanging holder who is an individual, is his or her Social Security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such holder of New Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the holder. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. SEE INSTRUCTIONS TO THE ENCLOSED GUIDELINES OF CERTIFICATE OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends; or
(iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If a tendering holder does not provide such holder's TIN to the Company within sixty (60) days, backup withholding will begin and continue until such TIN is furnished to the Company.

     7.     TRANSFER TAXES.     The Company will pay all transfer taxes, if
any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, the certificate(s) representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the holder(s) of the tendered Old Notes, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the holder(s) or on any other person(s)) will be payable by the tendering holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder(s).

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     8.     WAIVER OF CONDITIONS.     The Company reserves the absolute right
to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     9.     REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.     Questions and
requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified above. A holder of Old Notes may also contact such holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
----------------------------------------------------------------------------
                        (DO NOT WRITE IN SPACE BELOW)

CERTIFICATE(S)                   OLD NOTES                         OLD NOTES
SURRENDERED                      TENDERED                          ACCEPTED



----------------------------------------------------------------------------

----------------------------------------------------------------------------



DELIVERY
PREPARED BY                      CHECKED BY                            DATE


----------------------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING HOLDERS
                          (SEE INSTRUCTION 6)

PAYOR'S NAME: INTERNATIONAL COMFORT PRODUCTS HOLDINGS, INC.
---------------------------------------------------------------------------


PART 1: PLEASE PROVIDE YOUR TIN IN BELOW AND CERTIFY BY SIGNING AND DATING SUBSTITUTE FORM W-9:


DEPARTMENT OF THE TREASURY EMPLOYER
IDENTIFICATION NUMBER OR
SOCIAL SECURITY NUMBER:
                       ----------------------------------------------------


                         INTERNAL REVENUE SERVICE
                              CERTIFICATION

Under the penalties of perjury, I certify that:

     1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

     2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions:     You must cross out item 2 above if you have
been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.


Name:
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                          (Please Print)
Address:
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                        (Include Zip Code)

Signature:
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Date:                    , 1998
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
PART 2:    AWAITING TAXPAYER IDENTIFICATION NUMBER

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER

        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have completed this Certificate of Awaiting Taxpayer Identification Number, all reportable payments made to me prior to the time I provide the US Depositary with a properly certified taxpayer identification number will be subject to a 31% back-up withholding tax.

Signature:
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Date:                    , 1998
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